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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported) July 6, 2001 (July 3, 2001)



                              GLOBAL MARINE INC.
              (Exact name of registrant as specified in charter)



             Delaware                      1-5471              95-1849298
 (State or other jurisdiction of         (Commission        (I.R.S. Employer
  incorporation or organization)        file number)      Identification No.)



     777 N. Eldridge Parkway, Houston, Texas           77079-4493
    (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code: (281) 596-5100


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Item 7. Financial Statements and Exhibits

(c) Exhibits

      99.1  Global Marine Fleet Status as of July 3, 2001.

Item 9. Regulation FD Disclosure

Once during the first half of each calendar month and until further notice, Global Marine Inc. publishes a list containing information about the status of each rig in its offshore drilling rig fleet. The list includes each rig's rated water depth, design, location, and contract status, including information regarding the dayrate being earned by the rig. Information in the list for July 2001 is as of July 3, 2001. The list is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  GLOBAL MARINE INC.



Date: July 6, 2001                By:  /s/ Alexander A. Krezel
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                                           Alexander A. Krezel
                                           Vice President, Corporate Secretary
                                           and Assistant General Counsel